SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC  20549


                                 FORM 8-K


                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                      Date of Report:  July 19, 2000
                     (Date of earliest event reported)


                             UNITED AIR LINES,INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


            Delaware               33-21220          36-2675206
            --------               --------          ----------
(State or other jurisdiction     (Commission    (I.R.S. Employer)
     of incorporation)           File Number)    Identification No.)


1200 Algonquin Road, Elk Grove Township, Illinois       60007
-------------------------------------------------------------
 (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code (847) 700-4000
                                                   --------------

                              Not Applicable
                              --------------
       (Former name or former address, if changed since last report)




ITEM 5.         OTHER EVENTS.
                ------------
    United Air Lines, Inc. is filing herewith a press release issued by UAL Corporation as Exhibit 99.1 which is incorporated herein by reference.


ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.
                ---------------------------------

Exhibit No.     Description
----------      -----------

    99.1        Second Quarter Earnings Release, filed as
                Exhibit 99.1 to the Current Report on Form 8-K, dated July 19, 2000 for UAL Corporation.


                                SIGNATURES
                                ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                United Air Lines, Inc.



                             By:     /s/ Douglas A. Hacker
                                     ---------------------
                             Name:   Douglas A. Hacker
                             Title:  Executive Vice President -
                                     Finance and Planning, and
                                     Chief Financial Officer
                                     (principal finance officer)


                             By:     /s/ M. Lynn Hughitt
                                     -------------------
                             Name:   M. Lynn Hughitt
                             Title:  Vice President and Controller
                                     (principal accounting officer)





Dated:  July 19, 2000